Exhibit 99.1

Algorhythm Holdings, Inc. Announces Pricing of $9.5 Million Public Offering

Fort Lauderdale, FL, Dec. 5, 2024 — Algorhythm Holdings, Inc. (“Algorhythm” or the “Company”) (NASDAQ: RIME), an AI-driven technology and consumer electronics holding company, announced it has priced a public offering with gross proceeds to the Company expected to be approximately $9.5 million, before deducting placement agent fees and other estimated expenses payable by the Company.

The offering is comprised of 55,882,353 shares of the Company’s common stock (or pre-funded warrants in lieu of shares of common stock). Each share of common stock or pre-funded warrant will be sold with one Series A Warrant to purchase one share of common stock at an exercise price of $0.17 per share (the “Series A Warrants”) and one Series B Warrant to purchase one share of common stock at an exercise price of $0.34 per share or, pursuant to an alternative cashless exercise option, one share of common stock (the “Series B Warrants” and, together with the Series A Warrants, the “Warrants”). The Warrants will become exercisable upon the approval of its stockholders of the issuance of the shares of common stock upon exercise of the Warrants, among other things. The Series A Warrants will expire on the five-year anniversary of its initial exercise date and the Series B Warrants will expire on the two and one-half-year anniversary of its initial exercise date.

The purchase price of each share of common stock and accompanying Warrants is $0.17, and the purchase price of each pre-funded warrant and accompanying Warrants will be equal to such price minus $0.01.

The Company intends to use the net proceeds from this offering for working capital and other general corporate purposes, and for repayment of certain outstanding senior secured notes. This offering is expected to close on or about December 6, 2024, subject to satisfaction of customary closing conditions.

Univest Securities, LLC is acting as sole placement agent for the offering.

The securities described above are being offered by the Company pursuant to a registration statement on Form S-1 (File No. 333283178) previously filed and declared effective by the Securities and Exchange Commission (the “SEC”). This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction. The offering is being made only by means of a written preliminary prospectus and final prospectus that will form a part of the registration statement. A final prospectus relating to the offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. Electronic copies of the final prospectus relating to this offering may be obtained, when available, by contacting Univest Securities, LLC at info@univest.us, or by calling +1 (212) 343-8888.

About Algorhythm Holdings

Algorhythm Holdings, Inc. is a holding company with two primary investments. First, the Company owns SemiCab Holdings, an emerging leader in the AI-enabled global logistics industry. Second, the Company owns The Singing Machine Company, the worldwide leader in the consumer karaoke industry.

SemiCab is a cloud-based Collaborative Transportation Platform built to achieve the scalability required to predict and optimize millions of loads and hundreds of thousands of trucks. To orchestrate collaboration across manufacturers, retailers, distributors, and their carriers, SemiCab uses real-time data from API-based load tendering and pre-built integrations with TMS and ELD partners. To build fully loaded round trips, SemiCab uses AI/ML predictions and advanced predictive optimization models. On the SemiCab platform, shippers pay less and carriers make more while not having to change a thing.

Since 2020, SemiCab has enabled major retailers, brands and transportation providers to address these common supply-chain problems globally. SemiCab’s Orchestrated Collaboration™ AI model has proven to increase transportation capacity, improve asset utilization, reduce empty miles, lower logistics costs, and provide visibility into the entire transportation network. Models show the technology has the capability of saving shippers tens of billions of dollars annually through optimization. Further, SemiCab’s technology also has the potential to play a key role in the improved sustainability model globally. Based on its proven ability to improve truck utilization rates from 65% to over 90%, this results in a dramatic reduction in the carbon footprint of the industry. The optimization of existing truck utilization can add approximately 30% more trucking capacity without adding more trucks, drivers or driven miles which addresses common problems plaguing the industry like severe driver shortage and road congestion. Trucking optimization could also eliminate approximately 25% of CO2 emissions attributable to road freight.

For additional information regarding SemiCab: http://www.semicab.com

The Singing Machine Company, Inc. is the worldwide leader in consumer karaoke products. Based in Fort Lauderdale, Florida, and founded over forty years ago, the Company designs and distributes the industry’s widest assortment of at-home and in-car karaoke entertainment products. Their portfolio is marketed under both proprietary brands and popular licenses, including Carpool Karaoke and Sesame Street. Singing Machine products incorporate the latest technology and provide access to over 100,000 songs for streaming through its mobile app and select WiFi-capable products and is also developing the world’s first globally available, fully integrated in-car karaoke system. The Company also has a new philanthropic initiative, CARE-eoke by Singing Machine, to focus on the social impact of karaoke for children and adults of all ages who would benefit from singing. Their products are sold in over 25,000 locations worldwide, including Amazon, Costco, Sam’s Club, Target, and Walmart. To learn more, go to www.singingmachine.com.

Investor Relations Contact:

investors@algoholdings.com

www.algoholdings.com

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this press release, including statements about our beliefs and expectations, are “forward-looking statements” and should be evaluated as such. Forward-looking statements may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “suggest”, “will,” and similar expressions. Forward-looking statements in this press release include, without limitation, statements relating to the timing, size and expected gross proceeds of the Offering, the completion of the Offering, the satisfaction of customary closing conditions related to the Offering and sale of securities, the Company’s ability to complete the Offering, and the intended use of proceeds from the Offering. The Company has based these forward-looking statements on its current expectations and projections about future events. Forward-looking statements are subject to and involve risks, uncertainties, and assumptions that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements predicted, assumed or implied by such forward-looking statements, including, without limitation, risks, uncertainties and assumptions related to market conditions and the satisfaction of closing conditions related to the Offering, risks disclosed in the section titled “Risk Factors” included in the registration statement on Form S-1 initially filed with the SEC on November 12, 2024, and risks disclosed under item 1A. “Risk Factors” in the Company’s most recently filed Form 10-KT filed with the SEC, as updated by the Company’s subsequent Quarterly Reports on Form 10-Q. This press release speaks as of the date indicated above. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. The Company expressly disclaims any obligation to update or revise any forward-looking statements found herein to reflect any future changes in the Company’s expectations of results or any future change in events, except as required by law.